UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                                 Amendment No. 1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2002


                           Mpower Holding Corporation
                           Mpower Communications Corp.
                 -----------------------------------------------
           (Exact names of registrants as specified in their charters)


          Delaware                33339884-01                52-2232143
           Nevada                   0-24059                  88-0360042
      ---------------            -------------           ------------------
      (State or other             (Commission            (I.R.S. Employer
      jurisdiction of             File Number)           Identification No.)
       incorporation)


           175 Sully's Trail, Pittsford, NY                    14534
     ---------------------------------------                 ---------
     (Address of principal executive offices)               (Zip Code)


     Registrants' telephone number, including area code:  (585) 218-6550
                                                          --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         This Amendment No. 1 amends the Current Report of Mpower Holding Corporation (the "Company") and Mpower Communications Corp. on Form 8-K filed with the Securities and Exchange Commission on July 30, 2002 (the "Report"). The purpose of this Amendment is to amend Item 4 of the Report to clarify the ending dates of certain periods stated in Item 4.

         Item 4 of the Report is amended to read as follows (all capitalized terms used and not defined herein shall have the meanings assigned to them in the Report):

ITEM 4.  Changes in Certifying Accountant

(a)      Dismissal of Arthur Andersen LLP

         On July 30, 2002, the Reorganized Company's board of directors approved the decision to dismiss Arthur Andersen LLP ("Andersen") as the Company's independent auditor.

         Except for a going concern modification stated in Andersen's report dated February 6, 2002 which is included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001, Andersen's reports on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period through July 30, 2002, there were (1) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements; and (2) no reportable events, as described in Item 304(a)(1)(v) of the Commission's Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. The Company has been unable to obtain a letter from Andersen stating its agreement with the foregoing disclosures. Andersen has advised the Company that they no longer have an infrastructure to process such requests.

(b)      Engagement of Deloitte & Touche LLP

         Effective July 30, 2002, the Company engaged Deloitte & Touche LLP to serve as the Company's independent auditor. The Reorganized Company's board of directors approved the engagement of Deloitte & Touche LLP on July 30, 2002.

         During the two most recent fiscal years and the subsequent interim period through July 30, 2002 prior to engaging Deloitte & Touche LLP, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and
(ii) of the Commission's Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




Date: August 7, 2002               MPOWER HOLDING CORPORATION



                                   By:  /s/   RUSSELL I. ZUCKERMAN
                                      ------------------------------------------
                                   Name:  Russell I. Zuckerman
                                   Title: Senior Vice President, General Counsel
                                          and Secretary


                                   MPOWER COMMUNICATIONS CORP.



                                   By:  /s/   RUSSELL I. ZUCKERMAN
                                      ------------------------------------------
                                   Name:  Russell I. Zuckerman
                                   Title: Vice President and Secretary